Investor Presentation Howard Weil 40 th Annual Energy Conference March 26-28, 2012 Exhibit 99

March 26-28, 2012
National Fuel Gas Company

Safe Harbor For Forward Looking Statements
www.nationalfuelgas.com.You
can also obtain this form on the SEC’s website at
www.sec.gov.
This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words “anticipates,”
“estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements: factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; changes in the price of natural gas or oil; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; changes in the availability, price or accounting treatment of derivative financial instruments; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; changes in price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value, geographic location or delivery date; significant differences between the Company’s projected and actual capital expenditures and operating expenses; changes in actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; changes in demographic patterns and weather conditions; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities.  Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.  Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves.  Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors”
in the Company’s Form 10-K for the fiscal year ended September 30, 2011 and Form 10-Q for the period ended December 31, 2011. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

March 26-28, 2012
NFG Distribution Corp.
Focus on Customer Service
and Safety
Cost Control and Revenue
Protection
Stable, Predictable Earnings
Supports Dividend and Credit Profile
NFG Midstream Corp.
Appalachian Gathering Growth
National Fuel Resources, Inc.
Limited Capital, Limited Risk
Expand into Neighboring Markets
Maintain Customer Contact
Empire Pipeline & NFG Supply Corp. Seneca Resources Corporation
Significant Appalachian Growth
Leading Marcellus Shale Position
Evaluate Utica/Geneseo Shales
Stable Oil Production
Significant Cash Flow
Core Businesses

Utility
Exploration
&
Production
Pipeline
&
Storage
Energy
Marketing
Midstream
Integrated Business Structure
Appalachian Pipeline Growth
Delivery to Growth Markets
Create Flexible System
Growing/Predictable EPS
Supports Dividend and Credit
Profile
Initial Focus on Seneca Acreage

Lake Ontario
CANADA
Buffalo
Lake Erie
NY
PA
OH
PA
National Fuel
Miles
0
25
NATIONAL FUEL GAS OPERATING AREA
NATIONAL FUEL GAS SUPPLY CORPORATION
& EMPIRE PIPELINE, INC TRANSMISSION

National Fuel

March 26-28, 2012 National Fuel Gas Company 4 Integrated Business Structure

Seneca Resources
Utility
Pipeline & Storage
Midstream Gathering
Energy Marketing

March 26-28, 2012
National Fuel Gas Company

Our Business Mix Leads to Long-Term Value Creation
The strategic and financial benefits created by the integrated mix of businesses has continued to generate significant long-term value for the Company
The mix of rate-regulated and non-regulated businesses have generated total shareholder returns that have outperformed over the long-term
The rate-regulated returns – which are not commodity price sensitive – provide downside protection while unregulated returns provide significant upside opportunity
Coordinated development of infrastructure and Marcellus acreage improves the present value of all operations
The Company’s strong credit profile lowers the cost of capital for all of our businesses

Utility
Pipeline & Storage
Exploration & Production
Midstream & Other
The relative increase in Midstream & Other spending from prior guidance is a result of Seneca shifting its gathering infrastructure to NFG Midstream
Capital Expenditures ($ Millions)
$1,500
$1,250
$1,000
$750
$500
$250
$0
$307
$188
$53
$56
$501
$398
$38
$58
$854
$649
$129
$58
$900-$1,045
$100-$130
$610-$690
$135-$165
$55-$60
$685 -$860
$75-$125
$525-$625
$30-$50
$55-60
2009
2010
2011
2012 Forecast
2013 Forecast
Fiscal Year

National Fuel

March 26-28, 2012
National Fuel Gas Company

Consolidated Capital Expenditures
Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.

Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

National Fuel

March 26-28, 2012 Pipeline & Storage / Midstream 7

TORONTO
Lake Ont
KIRKWALL
CANADA
Buffalo
EL PASO
NY
PA
OH
CORNING
OVERBECK
LEIDY
TRANSCO
TETCO
MILLENNIUM
Pittsburgh
CLARINGTON
New York
National Fuel
Miles
0 20 40
NATIONAL FUEL GAS OPERATING AREA
NFG SYSTEM EXPANSION
NFG OVERBECK TO LEIDY
NORTHERN ACCESS TRANSPORTATION ROUTE

National Fuel

March 26-28, 2012
Pipeline & Storage

Positioned to Move Growing Marcellus Production
COVINGTON
GATHERING
SYSTEM
(In-Service)
TROUT RUN
GATHERING
SYSTEM
WEST TO EAST
OVERBECK TO
LEIDY
LAMONT
COMPRESSOR
STATION PHASE I & II
(In-Service)
TIOGA
COUNTY
EXTENSION
(In-Service)
LINE “N”
EXPANSION
(In-Service)
NORTHERN
ACCESS
EXPANSION
CENTRAL
TIOGA
COUNTY
EXTENSION
LINE “N”
2012
EXPANSION
MERCER
EXPANSION
PROJECT

Mansfield
Tioga County
Wellsboro
Tioga State Forest
Tiadaghton State
Lycoming County

National Fuel

March 26-28, 2012
Midstream

Critical To Boosting Returns in the Marcellus
Midstream’s gathering systems are
critical to unlock remote, but highly
productive Marcellus acreage
Goal is to first work to assist Seneca and
then gather 3
rd
party producer volumes
History of operational success and
efficiency within Pennsylvania
Continuously evaluating opportunities to
grow along with the rapid development
of the Marcellus
TGP 300
Transco
Tioga County
Lycoming County

Bakersfield
Los Angeles

Rochester
Buffalo
New York
Pittsburgh
Harrisburg

SENECA RESOURCES

March 26-28, 2012 Exploration & Production 10

March 26-28, 2012
Seneca Resources

Reduced Seneca-operated rig count from 6 rigs to 4 rigs
Curtailing production in excess of firm sales into TGP 300
Production currently curtailed: ~15 MMcf per day
TGP 300 firm sales volumes:
Current: 115 MMcf per day
Starting April 1, 2012: 132.5 MMcf per day
Delaying some completions by approximately six months
Will consider non-participation in some EOG joint venture wells
Maintain a royalty interest of ~20% in wells drilled on Seneca acreage where mineral rights are owned
Response to Low Gas Prices

Seneca Resources
EOG Resources
Net Horizontal Rig Count
10
8
6
4
2
0
7.5
1.5
6.0
5.5
1.5
4.0
4.0 - 5.5
0 - 1.5
4.0
Fiscal 2012 - Q1
Current Rig Count
Fiscal 2013 Forecast

SENECA RESOURCES

March 26-28, 2012 Seneca Resources 12 Net Rig Count (Working Interest) Fiscal 2013 rig count range depends on participation in EOG JV wells

Average Daily Net Production (MMcf per Day)
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12

Seneca Resources 13 Ramping Marcellus Shale Production 0 75 150 225 Covington DCNR 595 DCNR 100 EOG JV WDA/Other Forecast March 26-28, 2012

Western Development Area
(Mostly Fee and HBP)
Eastern Development Area
(Mostly Leased)
SRC Fee Acreage
SRC Lease Acreage
EOG Acreage
10 0 10 20 30 mi
15 0 15 30 45 km
Schuyler
Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Tioga
Broome
Warren
Crawford
Ashtabula
Geauga
Trumbull
Mercer
Portage
Mahoning
Potter
Tioga
Bradford
Susquehanna
Wayne
Sullivan
Wyoming
Sullivan
Pike
Luzerne
Monroe
Carbon
Union
Northumberland
Snyder
Schuylkill
Northampton
Lehigh
Clarion
Clearfield
Columbiana
Beaver
Carroll
Allegheny
Cambria
Huntingdon
Mifflin
Juniata
Perry
Dauphin
Lebanon
Berks
Bucks
Harrison
Westmoreland
Washington
Montgomery
Cumberland
Lancaster
Ohio
Belmont
Somerset
Bedford
Fayette
Greene
Marshall
Fulton
Franklin
Adams
York
Monroe
Wetzel
Monongalia
Marion
Tyler
Preston
Garrett
Morgan
Berkeley
Frederick
Carroll
Baltimore
Harford

SENECA RESOURCES

March 26-28, 2012 Seneca Resources 14 Pennsylvania Acreage Position

March 26-28, 2012
Seneca Resources

Eastern Development Area (EDA) – Results & Plan Forward
SRC Lease Acreage
SRC Fee Acreage
DCNR Tract 595
FY2012: 1 Rig Operating
FY2013: 0-1 Rigs Operating
2012 IP rates: 7- 8.8 MMcf per Day
Covington – Fully Developed
47 Wells Drilled and Producing
Production: ~100 MMcf per Day
DCNR Tract 100
8 Wells Drilled
FY2012 & FY2013: 1-2 Rigs Operating
First Production:  April 2012
First Well Test: 15.8 MMcf per Day
DCNR Tract 001
2 Wells Drilled (1 Marcellus, 1 Geneseo)
Expiration Date:  January 2020
Minimum Wells to Hold Acreage:  24
DCNR Tract 007
1 Well Drilled
Expiration Date:  January 2020
Minimum Wells to Hold Acreage:  33

March 26-28, 2012
Marcellus Shale

Western Development Area (WDA) – Results & Plan Forward
SRC Lease Acreage
SRC Fee Acreage
EOG Contributed JV Acreage
SRC Contributed JV Acreage
Seneca Operated
EOG Operated
Approx. Outline of JV Acreage
200,000 Gross Acres
Seneca 50% W.I. (Avg. 58% NRI)
Punxy (EOG Operated)
68 Wells Drilled; 38 Producing
FY2012: 2 Rigs Operating (Drill 33 wells)
Gross Production: ~46 MMcf per Day
Owl’s Nest
Drilled 3 Horizontal Wells
Acquiring 3D Seismic
Potential 2013 Wet Gas Development
Expected IPs: 4-5 MMcf per Day
Mt. Jewett
Drilled 3 Horizontal Wells
IPs: 2.4 - 3.1 MMcf per Day
Boone Mountain
Drilled 3 Horizontal Wells
IPs: 3.8 - 4.6 MMcf per Day
Rich Valley
1 Well to be completed
in FY2012 2Q
Church Run
FY2012: 1 Well
To Test EUR & BTU Content

Warren
McKean
Forest
Venango
Cameron
Elk
Clarion
Jefferson
1250
1200
1150
1100
1050
10 0 10 km
10 0 10 mi

SENECA RESOURCES

March 26-28, 2012
Seneca Resources

Evaluating Marcellus Wet Gas Potential
More than 100,000 acres with BTU 1100-1200
Need cryogenic plant only for “ethane
rejection mode” processing
$0.50 - $0.70 per Mcf uplift from sale of NGLs

Drilling Cost per Lateral Foot
WDA/DCNR 595
DCNR 100
$800
$700
$600
$500
$400
$300
$200
$650
$565
$450
$525
$425
$475
2010
2011
2012 Forecast
2013 Target

Completion Cost per Stage ($000)
WDA/DCNR 595
DCNR 100
$400
$350
$300
$250
$200
$150
$100
$311
$294
$224
$243
$206
$229
2010
2011
2012 Forecast
2013 Target

SENECA RESOURCES

March 26-28, 2012 Marcellus Shale 18 Targeting Continued Cost Reductions

Vertical Well Permit
Horizontal Well Permit
Horizontal Well Drilled
Mt. Jewett
Vertical: Tested Dry Gas
Horizontal: Prep to Complete
Rex
9.2 MMCFD
Chesapeake
3.1 MMCFD
1,015 BLPD
Wet
Dry
Owl's Nest
Horizontal FY2013
Tionesta
Horizontal: Drilling
Chesapeake
3.8 MMCFD
980 BLPD
Henderson
Vertical: Testing
Chesapeake
6.4 MMCFD
Chesapeake
9.5 MMCFD
1,425 BLPD
Hess
11 MMCFD
10 0 10 20 30 mi

SENECA RESOURCES

March 26-28, 2012 19 Utica Shale – Activity Summary Seneca Resources

March 26-28, 2012
California

Stable Production and Strong Cash Flows
Rank Company
California
2010
BOEPD
1 Chevron 174,856
2 Aera (Shell/Exxon) 158,786
3 Occidental 151,584
4 Plains Exploration 36,488
5 Venoco Inc. 19,121
6 Berry Petroleum 18,513
7 Seneca Resources 9,041
8 Breitburn Energy 7,414
9 MacPherson 7,185
10 E&B Natural Resources 5,259
Net Acreage:  11,833 Acres
Net Wells:  1,322
Oil Gravity:  12 – 37° Api
NRI:  87.64

March 26-28, 2012
California

Strong Margins Support Significant Free Cash Flow
Average Revenue
in 2012 1   Quarter
$86.85 per BOE
Steam Fuel
Production & Other Taxes
G&A
Other Operating Costs
EBITDA
Non-Steam Fuel LOE
Fiscal Year 2012 (1 Quarter) EBITDA per BOE st
$69.65
Note: A reconciliation of Exploration & Production West Division EBITDA to Exploration & Production Segment Net Income is included at the end of this presentation.
st
$7.81
$3.11
$2.76
$2.51
$1.01

Average Daily Net Production (BOE per Day)
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12

SENECA RESOURCES

March 26-28, 2012
Seneca Resources

West Division – Modest Production Growth
8,000
8,500
9,000
9,500
10,000
Actual
Forecast
Production Increase Drivers
1.  North MWSS Steaming
2.  South MWSS Field Extensions
3.  Sespe Infill Drill Program

2011 Drill Program: 12 Wells / 4 Injectors
2012 Drill Program: 23 Wells / 3 Injectors
Seneca Western Minerals 251T
Extended 251 Pool to the West
Seneca Western Minerals 242I
Extended 252 Pool to the West
97X P
Antelope "A-1" Sand
252 Pool
251 Pool
S Ext Pool
OOIP: 3.5 MMBO
50 ft
100 ft
Antelope "A-1"
and "A-2" Sands
Antelope "B"
and "C" Sands
2011 Drill Program
2012 Drilling Locations
Updip Sand Pinch-out
Approx. Oil/Water Contact
Section 19
Section 20
20
400'

SENECA RESOURCES

March 26-28, 2012 23 MWSS South Update Seneca Resources

5 Wells
150 - 200 MBoe/Well
29
28
27

SENECA RESOURCES

March 26-28, 2012

350’ Thick
(Medium Blue)
800’ Thick
(Dark Red)
~550’ Thick
(Green)
White Star – 5 Acre Tests
Powell – 10 Acre Tests
Powell 4
61 BOEPD
1    Oil 11/11
WS 534-33
42 BOEPD
1    Oil 1/12
White Star – 10 Acre Test
WS 48-33
Completion Begins
April 2012
White Star 533-33
Qr
T
X
Base X
WS 533-33
88 BOEPD
1   Oil 1/12
“X” SANDS ISOCHORE (Thickness)
Seneca Resources
Sespe Field – 2011 Drill Plan & Results
Powell 3
136 BOEPD
1    Oil 10/11
1 Mile
st
st
st
st

March 26-28, 2012

Seneca Resources
350’ Thick
(Medium Blue)
~550’ Thick
(Green)
800’ Thick
(Dark Red)
White Star 533-33
X
CW
Base X
Qr
T
X
Base X
Frankel A (5)
Type Log for
Frankel A Wells
Proposed Bottom Hole Locations
Thornbury (10/5)
Coldwater Tests
6 Wells
140 - 170 MBoe/Well
1 Mile
Oak Flat (10)
Thornbury-Strand
42-29
Sespe Field – 2012 Drill Plan
Type Log
“X” SANDS ISOCHORE (Thickness)

March 26-28, 2012
Seneca Resources

Monterey Shale Play
Gross Thickness of Monterey Interval
Producing (Gross):  50 BOPD
3-4 Delineation Wells Planned
AMI Outlines
Monterey Shale Play
Belridge Field
5 AMIs across the field
Seneca WI:   12.5%
Seneca NRI:  11.1%

California
Upper Devonian
Marcellus/Utica
Gulf of Mexico
$1,000
$750
$500
$250
$0
Capital Expenditures ($ Millions)
$188
$71
$68
$31
$398(1)
$332
$31(1)
$649
$585
$47
$610-$690
$565-$635
$45-$55
$525-$625
$480-$570
$40-55
2012 to 2013
~10% Reduction
2009
2010
2011
2012 Forecast
2013 Forecast
Fiscal Year

SENECA RESOURCES

March 26-28, 2012
Seneca Resources

Reduced Capital Spending
(1) Does not include the $34.9 MM acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the
Statement of Cash Flows, and was not included in Capital Expenditures

March 26-28, 2012
Seneca Resources

Production Still Growing
0
25
50
75
100
125
150
175
2009 2010 2011 2012 Forecast 2013 Forecast
Fiscal Year
California Upper Devonian Marcellus/Utica Gulf of Mexico
20.1
19.8
19.2
8.7 9.3
7.9
7.2
35.3
13.7
13.3
5.2
42.5
49.6
67.6
19-21
19-21
6-8
5-7
56-61
88-98
81-90
112-126

Bakersfield
Los Angeles
Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

National Fuel

March 26-28, 2012 National Fuel Gas Company 29 Appendix

March 26-28, 2012
National Fuel Gas Company

Hedge Positions and Strategy
Natural Gas
Swaps
Volume
(Bcf)
Average
Hedge Price
Fiscal 2012
(1)
26.2 $5.89 / Mcf
Fiscal 2013 37.1 $5.02 / Mcf
Fiscal 2014 17.8 $4.37 / Mcf
Oil Swaps
Volume
(MMBbl)
Average
Hedge Price
Fiscal 2012
(1)
1.2 $77.03 / Bbl
Fiscal 2013 1.2 $89.51 / Bbl
Fiscal 2014 0.5 $94.96 / Bbl
Most hedges executed at sales point to eliminate basis risk
(1) Fiscal 2012 hedge positions are for the last nine months of the fiscal year
Seneca has hedged approximately 50% of its remaining
forecasted production for Fiscal 2012

Annual Dividend Rate
1970
1975
1980
1985
1990
1995
2000
2005
2010

National Fuel

March 26-28, 2012
National Fuel Gas Company

Strong Dividend Track Record
Compound Annual
Growth Rate
5.0%
National Fuel has had 109 uninterrupted
years of dividend payments and has increased
its dividend for 41 consecutive years
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
Annual Rate at Fiscal Year End

Debt Maturity ($ Millions)
6.700%
5.250%
6.500%
8.750%
4.900%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

March 26-28, 2012
National Fuel Gas Company

Manageable Debt Maturity Schedule
Paid at Maturity on
November 21, 2011
$150
$250
$300
$250
$500
$49
$50
7.395%
7.375%
$0
$100
$200
$300
$400
$500
$600
Fiscal Year

March 26-28, 2012
National Fuel Gas Company

Capitalization & Liquidity
$3.340 Billion
(1)
As of December 31, 2011
Short-Term
Debt
0.6%
(1) Includes Notes Payable to Banks and Commercial Paper of $20.0 million as of December 31, 2011.
Shareholders’
Equity
57.5%
Long-Term
Debt
41.9%
Capital Resources
Total Short-Term Capacity: $1,085 Million
Committed Credit Facility:  $750 Million
Five-year syndicated facility entered into
January 6, 2012
Uncommitted Lines of Credit: $335 Million
$300.0 Million Commercial Paper Program
backed by Committed Credit Facility
$20.0 million of outstanding commercial
paper  as of December 31, 2011

March 26-28, 2012
National Fuel Gas Company

Targeted Capital Structure
Long-Term Consolidated
Capital Structure Target
Capital Structure
Targets by Segment
Debt
35% - 45%
Equity
55% - 65%
40%
30%
50%
50%
60%
70%
50%
50%
All Other
E&P
P&S
Utility
Debt Equity

Bakersfield
Los Angeles
Rochester
Buffalo
New York
Pittsburgh
Harrisburg

SENECA RESOURCES

March 26-28, 2012 Exploration & Production 35 Appendix

Three Year Average U.S Finding & Development Cost
3-Year F&D Cost ($/Mcfe)
$8.00
$6.00
$4.00
$2.00
$0.00
$7.38
$7.63
$5.35
$2.37
$2.09
2005-2007
2006-2008
2007-2009
2008-2010
2009-2011
Fiscal Years

SENECA RESOURCES

March 26-28, 2012 Seneca Resources 36 Continued Improvement in Finding & Development Costs

Warren
McKean
Potter
Tioga
Forest
Elk
Cameron
Lycoming
Clinton
Jefferson
Clearfield
Completed – 190,000 ac
In Progress – 128,000 ac

SENECA RESOURCES

March 26-28, 2012 Marcellus Shale 37 Expanding 3D Seismic Coverage Punxy West Branch Mt. Jewett DCNR 001 DCNR 007 Covington DCNR 595 DCNR 100 Owl’s Nest

EDA Average Daily Production Rate
6.7 Bcf Typecurve (40 Year Life)
6.0 Bcf Typecurve (40 Year Life)
Upper Production Bound
Lower Production Bound
Daily Production Rate (MMcf)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
0
2
4
6
8
10
12
14
16
18
20
22
24
Month

SENECA RESOURCES

March 26-28, 2012
Marcellus Shale

Covington Typecurve – 6.7 Bcfe EUR
(Greater Than 3,500’ Lateral)
Current:  1     Segment
IP Rate 5,400 MMcf/d
Hyp. Coeff. 1.25
Decline 65.5%
Limit 6 Mo.
Current:  Compression Segment
IP Rate 3,800 MMcf/d
Hyp. Coeff. 1.25
Decline 48%
Exp. Tail 6%
Original 6.0 Bcf Typecurve
IP Rate 7,250 MMcf/d
Hyp. Coeff. 1.4
Decline 72%
Exp. Tail 6%
st

March 26-28, 2012
Marcellus Shale

Breaking Down Our Acreage Position
Area Net Acres
Possible
Locations Wells Drilled
Wells
Completed EUR (Bcfe) Status
Eastern Development Area (EDA)
Covington 7,000 47 47 47 5.5 Developed
595 6,000 55 26 9 7.0 Full Development
100 10,000 70 8 1 8.0 Full Development
007 15,000 75 1 1 3.0 - 5.0 Delineating
001 13,000 58 1 1 3.0 - 5.0 Delineating
Other EDA 4,000 10 - - 3.0 - 8.0 Untested
55,000 315 83 59
Western Development Area (WDA)
Owl's Nest / Ridgeway 91,000 680 4 4 4.0 Full Development
Mt. Jewett 25,000 232 4 4 3.0  Delineating
James City 30,000 340 1 1 3.0 - 5.0 Delineating
Boone Mtn 8,500 59 4 4 4.0 Delineating
Rich Valley 30,000 188 1 - 4.0 - 5.0 Delineating
WDA Other 337,000 2,654 4 3 2.0 - 6.0 Untested
521,500 4,153 18 16
EOG Operated
Punxy 12,000 87 68 38 4.0 Full Development
West Branch 12,500 121 9 5 3.0 - 5.0 Delineating
Clermont 10,000 96 2 2 3.0 - 5.0 Delineating
Brady 13,500 113 - - 4.0 - 5.0 Untested
EOG Other 120,500 502 2 2 2.0 - 5.0 Untested
168,500 919 81 47
Seneca Resources Total
745,000 5,387 182 122

KERN
Bakersfield
CUYAMA BASIN
DISTRICT 2
VENTURA
VENTURA BASIN
Santa Barbara
Ventura

March 26-28, 2012
California

Stable Production Fields
South Lost Hills
~1,700 BOEPD
Monterey Shale
Primary
215 Active Wells
Sespe
~1,200 BOEPD
Sespe Formation
Primary
188 Active Wells
North Midway Sunset
~4,400 BOEPD
Potter & Tulare Formation
Steamflood
728 Active Wells
South Midway Sunset
~1,000 BOEPD
Antelope Formation
Steamflood
109 Active Wells
North Lost Hills
~1,200 BOEPD
Tulare & Etchegoin Formation
Primary & Steamflood
181 Active Wells

March 26-28, 2012
Marcellus Shale

Water Management Program
Water Sourcing:
Coal mine runoff
Permitted freshwater sources
Recycled water
Water Management:
Instituted a “Zero Surface Discharge” policy
Recycle Marcellus flowback and produced water
Centralized water handling in development areas
Tioga County – DCNR 595 and Covington
Lycoming County – DCNR 100
Elk County - Owl’s Nest
Installing new evaporative technology
Investigating underground injection
Seneca is committed to protecting the surface from any type of pollution

March 26-28, 2012
Marcellus Shale

“Zero Liquid Discharge Operation”
Utilizing a state-of-the-art evaporative technology to ensure no liquid is discharged at the surface
Building centrally located units in the Western Development Area (WDA)
and the Eastern Development Area (EDA)
Removes all liquids from the production stream
Has the ability to be powered by the waste heat from a compressor station
End products:
Non-hazardous solidified salt material
Clean water vapor emissions

Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

National Fuel

March 26-28, 2012 Pipeline & Storage / Midstream 43 Appendix

TORONTO
Lake Ont
KIRKWALL
CANADA
Buffalo
EL PASO
NY
PA
OH
OVERBECK
LEIDY
CORNING
TRANSCO
DTI
TETCO
CGTC
Pittsburgh
CLARINGTON
New York
National Fuel
Miles
0
20
40
NATIONAL FUEL GAS OPERATING AREA
NFG SYSTEM EXPANSION
NFG OVERBECK TO LEIDY
NORTHERN ACCESS TRANSPORTATION ROUTE

National Fuel

March 26-28, 2012
Pipeline & Storage

Positioned to Move Growing Marcellus Production
COVINGTON
GATHERING
SYSTEM
(In-Service)
TROUT RUN
GATHERING
SYSTEM
WEST TO EAST
OVERBECK TO
LEIDY
LAMONT
COMPRESSOR
STATION PHASE I & II
(In-Service)
TIOGA
COUNTY
EXTENSION
(In-Service)
LINE “N”
EXPANSION
(In-Service)
NORTHERN
ACCESS
EXPANSION
CENTRAL
TIOGA
COUNTY
EXTENSION
LINE “N”
2012
EXPANSION
MERCER
EXPANSION
PROJECT

March 26-28, 2012
Pipeline & Storage

Expansion Initiatives
Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service
Date
Market Status
Lamont Compressor Station 40,000 $6 MM 6/2010 Fully Subscribed Completed
Lamont Phase II Project 50,000 $7.6 MM 7/2011 Fully Subscribed Completed
Line “N” Expansion 160,000 $21 MM 10/2011 Fully Subscribed Completed
Tioga County Extension 350,000 $54 MM 11/2011 Fully Subscribed Completed
Northern Access Expansion 320,000 $62 MM ~11/2012 Fully Subscribed
Received Certificate from FERC in October
2011
Line “N” 2012 Expansion 163,000 $30 MM ~11/2012 Fully Subscribed Certificate application filed in July 2011
Mercer Expansion Project 150,000 $30 MM ~6/2014
Open Season
Closed
In discussions with an anchor shipper for all
capacity
Central Tioga County
Extension
250,000 $135 MM ~Late 2014
Open Season
Closed
In discussions with an anchor shipper
West to East ~425,000 $290 MM ~2015 29% Subscribed
Marketing continues with producers in
various stages of exploratory drilling
Total Firm Capacity:  ~1,908,000 Dth/D
Capital Investment: ~$635 MM

Mansfield
Tioga County
Wellsboro
Tioga State Forest
Lycoming County

National Fuel

March 26-28, 2012
Midstream

Critical To Boosting Returns in the Marcellus
Midstream’s gathering systems are
critical to unlock remote, but highly
productive Marcellus acreage
Goal is to first work to assist Seneca and
then gather 3
rd
party producer volumes
History of operational success and
efficiency within Pennsylvania
Continuously evaluating opportunities to
grow along with the rapid development
of the Marcellus
TGP 300
Transco
Tioga County
Lycoming County

March 26-28, 2012
Midstream Corporation

Expansion Initiatives
Project Name
Capacity
(Mcf/D)
Est.
CapEx
In-Service
Date
Market Comments
Covington Gathering System 220,000 $54 MM
Multiple
Phases -
Most
In-Serivce
Fully Subscribed
Completed – Flowing into TGP 300
Line.  This includes $32 million of
spending to build pipeline and
compression needed to connect
future wells.
Trout Run Gathering System 466,000 $130 MM April 2012 70% Subscribed
Under construction. This includes
spending to build pipeline and
compression needed to connect
future wells.
Mt. Jewett Gathering System 170,000 $22 MM FY2013 Fully Subscribed Preliminary work underway
Owl’s Nest Gathering System 50,000 $17 MM FY2014 Fully Subscribed
Preliminary work underway.  Any
processing costs would be
incremental.
Total Firm Capacity:  ~906,000 Mcf/D
Capital Investment: ~$223 MM
The relative increase in spending on these projects from prior guidance is a result of a shift in spending on certain gathering infrastructure from Seneca to NFG Midstream, which will now handle the future build out of compression and well lines previously associated with Seneca.

Pipeline & Storage Revenue
P&S Revenue ($ Millions)
$300
$275
$250
$225
$200
$219
$215
~$230
~$255
2010
2011
2012 Forecast
2013 Forecast
Fiscal Year

NFG Midstream Revenue
Midstream Revenue ($ Millions)
$75
$60
$45
$30
$15
$0
$3.4
$11.3
$20-30
$45-$55
2010
2011
2012 Forecast
2013 Forecast
Fiscal Year

National Fuel

March 26-28, 2012
Pipeline & Storage Growth
48
Deploying Significant Growth Capital
Capital spending is increasing to fund system expansion and assuming recently allowed industry average ROE and capital structure targets, this segment can achieve significant growth with a rapid increase in contracted volumes

Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

National Fuel
Distribution Corporation

March 26-28, 2012 Utility 49 Appendix

All Other O&M Expenses
O&M Expense - Uncollectibles
O&M Expense ($ Millions)
$350
$300
$250
$200
$150
$100
$50
$0
$203
$27
$176
$203
$25
$178
$191
$27
$164
$181
$14
$167
$179
$11
$168
2007
2008
2009
2010
2011
Fiscal Year

National Fuel Distribution Corporation

March 26-28, 2012 Utility 50 Continued Cost Control

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

Return on Equity
NY
PA
Allowed ROE - NY
Approx. Settled ROE - PA
30.0%
20.0%
10.0%
0.0%
10.9%
14.0%
9.8%
13.2%
10.6%
14.7%
10.5%
18.8%
2008
2009
2010
2011
Fiscal Year

➢
➢
➢

➢
➢
➢

March 26-28, 2012
Utility

Financial Stability
Rate Mechanisms
New York & Pennsylvania
Low Income Rates
Choice Program/POR
Merchant Function Charge
New York only
Revenue Decoupling
90/10 Sharing
Weather Normalization

March 26-28, 2012
National Fuel Gas Company

Comparable GAAP Financial Measure Slides and Reconciliations
This presentation contains certain non-GAAP financial measures.  For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations.  The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes.  The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.

Reconciliation of Segment Capital Expenditures to Consolidated Capital Expenditures ($ Thousands)
	FY 2009	FY 2010	FY 2011	FY 2012 Forecast	FY 2013 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures	$188,290	$398,174	$648,815	$610,000-690,000	$525,000-625,000
Pipeline & Storage Capital Expenditures - Expansion	52,504	37,894	129,206	$135,000-165,000	$30,000-50,000
Utility Capital Expenditures	56,178	57,973	58,398	$55,000-60,000	$55,000-60,000
Marketing, Corporate & All Other Capital Expenditures	9,829	7,311	17,767	$100,000-130,000	$75,000-125,000

Total Capital Expenditures from Continuing Operations	$306,801	$501,352	$854,186	$900,000-1,045,000	$685,000-860,000

Capital Expenditures from Discountinued Operations
All Other Capital Expenditures	216	$150	$—	$—	$—

Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2011 Accrued Capital Expenditures	$—	$—	$(63,460)	$—	$—
Pipeline & Storage FY 2011 Accrued Capital Expenditures	—	—	(7,271)	—	—
All Other FY 2011 Accrued Capital Expenditures	—	—	(1,389)	—	—
Exploration & Production FY 2010 Accrued Capital Expenditures	—	(55,546)	55,546	—	—
Exploration & Production FY 2009 Accrued Capital Expenditures	(9,093)	9,093	—	—	—
Pipeline & Storage FY 2008 Accrued Capital Expenditures	16,768	—	—	—	—
All Other FY 2009 Accrued Capital Expenditures	(715)	715	—	—	—

Total Accrued Capital Expenditures	$6,960	$(45,738)	$(16,574)	$—	$—

Eliminations	$(344)	$—	$—	$—	$—

Total Capital Expenditures per Statement of Cash Flows	$313,633	$455,764	$837,612	$900,000-1,045,000	$685,000-860,000

Reconciliation of Exploration & Production West Division EBITDA to Exploration & Production Segment Net Income ($ Thousands)
3 Months Ended December 31, 2011
Exploration & Production - West Division EBITDA	$59,059
Exploration & Production - All Other Divisions EBITDA	40,372

Total Exploration & Production EBITDA	$99,431
Minus: Exploration & Production Net Interest Expense	(4,957)
Minus: Exploration & Production Income Tax Expense	(22,675)
Minus: Exploration & Production Depreciation, Depletion & Amortization	(41,484)

Exploration & Production Net Income	$30,315

Exploration & Production Net Income	$30,315
Exploration & Production - West Division Production (MBoe)	848

Exploration & Production - Net Income per West Division Production (Boe)	$35.75

Exploration & Production - West Division EBITDA	$59,059
Exploration & Production - West Division Production (MBoe)	848

Exploration & Production - West Division EBITDA per West Division Production (Boe)	$69.65